Exhibit 99.1
FOR IMMEDIATE RELEASE

Corsair Partnering Corporation Announces Redemption of Class A Ordinary Shares

New York, NY – June 23, 2023 – Corsair Partnering Corporation (the “Company”) today announced that it will redeem all of its outstanding Class A ordinary shares (the “Class A Shares”), effective as of July 11, 2023, because the Company will not consummate a partnering transaction within the time period required by its amended and restated memorandum and articles of association (the “Articles of Association”).

As stated in the Company’s Articles of Association, if the Company does not consummate a partnering transaction within 24 months (or up to 27 months, if the Company has executed a letter of intent, agreement in principle or definitive agreement for the partnering transaction within 24 months) of the closing of the Company’s initial public offering, or July 6, 2023, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”) held with Continental Stock Transfer & Trust Company (“Continental”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding Class A Shares, which redemption will completely extinguish the rights of the holders of Class A Shares (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. The Company does not expect to execute a letter of intent, agreement in principle or definitive agreement for the partnering transaction by July 6, 2023.

Net of dissolution expenses but without giving effect to any taxes which may need to be withdrawn, the per-share redemption price for the Class A Shares is expected to be approximately $10.37 (the “Redemption Amount”).

The Company anticipates that the Class A Shares will cease trading as of the close of business on July 6, 2023. As of July 7, 2023, the Class A Shares will be deemed canceled and will represent only the right to receive the Redemption Amount. After July 7, 2023, the Company shall cease all operations except for those required to wind up the Company’s business.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless. The Company’s initial shareholders waived their redemption rights with respect to the outstanding Class B ordinary shares and Class F ordinary shares issued prior to the Company’s initial public offering.

In order to provide for the disbursement of funds from the Trust Account, the Company has instructed Continental to take all necessary actions to liquidate the Trust Account. Registered holders may redeem their shares for their pro rata portion of the proceeds of the Trust Account upon presentation of their respective share or unit certificates or other delivery of their shares or units to Continental, the Company’s transfer agent. Beneficial owners of Class A Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. The redemption of the Class A Shares is expected to be completed within ten business days after July 6, 2023.

The Company expects that the New York Stock Exchange will file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist its securities. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

About Corsair Partnering Corporation

Corsair Partnering Corporation was formed for the purpose of identifying a company to partner with, in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including with respect to the pursuit by the Company of a partnering transaction. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company, and there can be no assurance that future developments affecting the Company will be those that it has anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity and developments in the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if the Company’s results or operations, financial condition and liquidity and developments in the industry in which the Company operates are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

For more information, please contact:

Alex Nye / Peter Gavaris
Prosek Partners
pro-corsair@prosek.com